UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 11, 2008
UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York	1-10542	11-2165495
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7201 West Friendly Avenue
Greensboro, North Carolina 27410
(Address of principal executive offices)
(336) 294-4410
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE
     William L. Jasper, President and Chief Executive Officer and Ronald L. Smith, Vice President and Chief Financial Officer of Unifi, Inc. (the “Company”) are scheduled to provide a series of investor briefings commencing at approximately 10:00 a.m. on Monday, August 11, 2008, in San Francisco and at approximately 2:00 p.m. on Thursday, August 14, 2008, in New York City. The slide package prepared for use in connection with these presentations is furnished herewith as Exhibit 99.1. All information in the presentation is presented as of August 11, 2008 and the Company does not assume any obligation to update such information in the future.
     The information included in this Item 7.01, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Slide package prepared for use by Messrs. Jasper and Smith in connection with a series of investor briefings starting on Monday morning, August 11, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.
By:	/s/ Charles F. McCoy
Charles F. McCoy
Vice President, Secretary and General Counsel

Dated: August 11, 2008

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Slide package prepared for use by Messrs. Jasper and Smith in connection with a series of investor briefings starting on Monday morning, August 11, 2008.